UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2020, BlackRock, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. All director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in the Company’s proxy statement, through a non-binding advisory vote, was approved (Item 2). Additionally, shareholders ratified the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2020 (Item 3). Further, the shareholder proposal regarding production of a report on the “Statement on the Purpose of a Corporation” was not approved (Item 4).

Below are detailed voting results on each matter voted on and described in detail in the Company’s definitive proxy statement for the Annual Meeting.

Item 1 – Election to the Company’s Board of Directors of the following 16 nominees:

	For	Against	Abstentions	Broker Non-Votes
Bader M. Alsaad	131,325,068	512,155	109,570	10,277,578
Mathis Cabiallavetta	130,262,931	1,563,589	120,273	10,277,578
Pamela Daley	131,257,965	584,421	104,407	10,277,578
Jessica P. Einhorn	129,713,938	2,128,791	104,064	10,277,578
Laurence D. Fink	129,168,307	2,414,655	363,831	10,277,578
William E. Ford	128,784,001	3,051,659	111,133	10,277,578
Fabrizio Freda	131,358,235	481,408	107,150	10,277,578
Murry S. Gerber	128,009,825	3,816,417	120,551	10,277,578
Margaret L. Johnson	129,455,474	2,386,105	105,214	10,277,578
Robert S. Kapito	130,620,645	1,216,115	110,033	10,277,578
Cheryl D. Mills	129,675,619	2,165,928	105,246	10,277,578
Gordon M. Nixon	127,883,939	3,954,417	108,437	10,277,578
Charles H. Robbins	131,320,749	515,471	110,573	10,277,578
Marco Antonio Slim Domit	123,870,076	7,967,098	109,619	10,277,578
Susan L. Wagner	131,033,634	809,918	103,241	10,277,578
Mark Wilson	131,335,971	500,932	109,890	10,277,578

Item 2 – Approval, in a non-binding advisory vote, of the compensation for named executive officers:

For	Against	Abstentions	Broker Non-Votes
124,044,408	7,511,394	390,991	10,277,578

Item 3 – Ratification of the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2020:

For	Against	Abstentions	Broker Non-Votes
140,314,364	1,782,645	127,362	0

Item 4 – Shareholder proposal regarding production of a report on the “Statement on the Purpose of a Corporation”:

For	Against	Abstentions	Broker Non-Votes
4,992,212	124,592,178	2,362,403	10,277,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: May 22, 2020	By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Corporate Secretary